                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2004 (August 3,
2004)

                       ENDO PHARMACEUTICALS HOLDINGS INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                        001-15989                    13-4022871
    --------                        ---------                    ----------
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                             19317
-------------------------                                             -----
(Address of principal executive offices)                            (Zip Code)


                                 (610) 558-9800
                                  -------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

                  We are filing as an exhibit hereto the Underwriting Agreement, dated August 3, 2004, by and among Endo Pharmaceuticals Holdings Inc., Endo Pharma LLC, the Selling Stockholders listed on Schedule I attached thereto and Bear, Stearns & Co. Inc., entered into in connection with the secondary offering of 11,000,000 shares of our common stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number             Description
--------------             -----------
     99.1                  Underwriting Agreement, dated August 3, 2004, by and
                           among Endo Pharmaceuticals Holdings Inc., Endo Pharma
                           LLC, the Selling Stockholders listed on Schedule I attached thereto and Bear, Stearns & Co. Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ENDO PHARMACEUTICALS HOLDINGS INC.
                                           (Registrant)


                                By:   /s/ Caroline B. Manogue
                                      -----------------------
                                      Name:  Caroline B. Manogue
                                      Title: Chief Legal Officer, Executive
                                             Vice President and Secretary




Dated: August 9, 2004

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                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------
    99.1 Underwriting Agreement, dated August 3, 2004, by and among Endo Pharmaceuticals Holdings Inc., Endo Pharma LLC, the Selling Stockholders listed on Schedule I attached thereto and Bear, Stearns & Co. Inc.